Accounts Receivable, Net - Summary of Allowance for doubtful accounts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Balance, beginning of period	$ 760	$ 1,926
Increase (decrease) in provision	582	1,059
Write-offs, net of recoveries	(122)	(2,256)
Foreign currency translation adjustments	50	31
Balance, end of period	$ 1,300	$ 760